UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 18, 2022

DISTRIBUTION SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900,	Chicago,	Illinois	60631
(Address of principal executive offices)			(Zip Code)

(Registrant's telephone number, including area code)			(773)	304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, the stockholders of the Company approved the amended and restated Lawson Products, Inc. 2009 Equity Compensation Plan (the “Plan”). On October 17, 2022, and as amended November 10, 2022, the Board of Directors (the “Board”) approved the amendment and restatement of the Plan, subject to stockholder approval. The amendment and restatement increase the number of shares available for issuance under the Plan by 1,300,000 shares and makes various other modifications of the Plan. A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 4: Approval of the Amended and Restated Equity Compensation Plan,” which was filed with the SEC on October 18, 2022, and amended in the November 10, 2022, amended Proxy Statement, each of which is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement should be read in conjunction with the full text of the Plan, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company's Annual Meeting of Stockholders (the "Annual Meeting") was held on November 15, 2022. There were 19,712,137 shares of common stock entitled to be voted, of which 18,757,353 shares or 95.2% were represented in person or by proxy at the Annual Meeting.

(b) The final results of voting for each matter, submitted to a vote of stockholders at the Annual Meeting, are set forth below.

(i) Proposal One: The following directors were elected and the voting for each director was as follows:

Nominee	For	Withheld
Andrew B. Albert	17,987,731	769,622
I. Steven Edelson	18,134,986	622,367
Lee S. Hillman	18,149,017	608,336
J. Bryan King	17,945,816	811,537
Mark F. Moon	18,137,543	619,810
Bianca A. Rhodes	18,142,037	615,316
Robert S. Zamarripa	18,160,856	596,497

(ii) Proposal Two: BDO USA, LLP was ratified as the Company's independent registered public accounting firm for 2022 by the following vote:

For	Against	Abstain
18,729,961	2,465	24,927

(iii) Proposal Three: The advisory, non-binding vote on executive compensation was approved by the following vote:

For	Against	Abstain	Broker Non-Voters
18,150,777	21,658	2,548	582,370

(iv) Proposal Four: The Company's Amended and Restated 2009 Equity Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Voters
16,776,036	1,396,213	2,734	582,370

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amendment of Distribution Solutions Group, Inc. 2009 Equity Compensation Plan as Amended and Restated Effective October 17, 2022 and Amended November 10, 2022.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date:	November 18, 2022	By: /s/ Richard D. Pufpaf
Name: Richard D. Pufpaf
Title: Senior Vice President, Secretary, General Counsel and Chief Compliance Officer